EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement is made by and between Avenue Group, Inc. (the "Seller" or the "Company") and Shaya Boymelgreen Trust, located at 535 Dean Street, Suite 908 Brooklyn, New York, 11217 (the "Purchaser"), as of this ___ day of April, 2003 (the "Execution Date") who is subscribing hereby to purchase two convertible promissory notes from the Seller, in the original principal amount of Three Hundred Thousand Dollars ($300,000.00) (the "Three Hundred Thousand Dollar Note") and One Million Dollars ($1,000,000.00) (the "One Million Dollar Note"), respectively (collectively, the "Notes"), payable as follows: (i) the Three Hundred Thousand Dollar Note shall be payable as of the date hereof (the "Initial Payment"), and (ii) the One Million Dollar Note shall be payable within thirty (30) days of the date hereof (the "Final Payment") (the Initial Payment and Final Payment shall be collectively referred to herein as the "Purchase Price").

         Purchaser acknowledges and understands that the sale of the Notes and the common stock which may be issued upon the conversion thereof (collectively, the "Securities") is not covered by an effective Registration Statement pursuant to the United States Securities Act of 1933, as amended (the "Act"). The Securities have been offered and sold by the Company in reliance upon an exemption from the registration requirements of the Act pursuant to Section 4920 thereof. Accordingly, the reoffer and resale of the Notes by the undersigned will be restricted pursuant to the Act.

         In consideration of the Seller's agreement to sell the Notes as provided for herein, the Purchaser agrees and represents as follows:

A.       SUBSCRIPTION

The Purchaser hereby subscribes to purchase the Notes for the Purchase Price (the "Subscription"). Payment of the Purchase Price shall be as follows: (i) simultaneously with the execution of this Subscription Agreement, the Purchaser is paying and delivering to the Seller the Initial Payment as payment for the Three Hundred Thousand Dollar Note and (ii) Thirty (30) days from the date hereof, Purchaser shall pay and deliver to the Seller the Final Payment as payment for the One Million Dollar Note. The Initial Payment and the Final Payment shall be payable by check or wire transfer (the "Payment"). Upon delivery of the executed Subscription Agreement to the Seller, the Purchaser's commitment to pay the entire Purchase Price is irrevocable and cannot be withdrawn. In connection with the foregoing, Purchaser understands that until and unless the entire Purchase Price has been paid, Purchaser may not elect to convert into common stock of the Company all or any portion of the Three Hundred Thousand Dollar Note. Notwithstanding the foregoing, the determination to accept or reject this Subscription shall be in the sole discretion of the Seller and without any input from any Purchaser or any representative, agent or advisor of the Purchaser.

B.       REPRESENTATIONS AND WARRANTIES

         1. The Purchaser understands that the Securities are being offered and sold by the Seller under an exemption from registration provided for under section 4(2) of the Act, that this Subscription was unsolicited, and except for the Exhibits hereto and as set forth in subsection (b) below, no other offering literature or prospectus have been provided, that this transaction has not been scrutinized by the SEC or by and any administrative agency charged with administration of the securities laws of any state (except some states where the transaction might be registered). As a material inducement to the Seller in connection with its consideration as to whether to enter into this Subscription Agreement, the Purchaser hereby represents and warrants to, and agrees with the Seller as follows:

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             (a) The Securities are being purchased for the Purchaser's own account, for investment purposes only, and not for the account of any other person, and not with a view to reoffer, distribute, assign, or resell to others or to fractionalization in whole or in part and that the offering and sale of the Securities is intended to be exempt from registration under the Act. In furtherance thereof, the Purchaser represents, warrants, and agrees as follows:
(i) no other person has or will have a direct or indirect beneficial interest in such Securities and the Purchaser will not sell, hypothecate, or otherwise transfer the Securities except in accordance with the Act and applicable state securities laws or unless, in the opinion of counsel for the Seller, an exemption from the registration requirements of the Act and such laws is available; (ii) the Company is under no obligation to register the Securities on behalf of the Purchaser or to assist the Purchaser in complying with any exemption from registration; (iii) the Purchaser's Subscription is not as a result of any general solicitation or public advertisement by the Company; and
(iv) Purchaser is not an "affiliate" of the Company as such term is defined under Regulation 501(b) of the Act and accordingly, does not directly or indirectly through one or more intermediaries, control or is controlled by, or is under common control with the Company.

             (b) The Purchaser has been furnished with, acknowledges receipt of and has carefully read the Company's Confidential Offering Memorandum dated November 22, 2002 (the "Offering Memorandum") which an affiliate of the Purchaser participated in and the following documents, which the Company has filed with the SEC:

              (i) Form 10-KSB Report for the Year Ended December 31, 2002 (the "Form 10-KSB Report");

              (ii)   Form 8-K/A Report filed March 14, 2002;

              (iii)  Form 8-K Report filed January 18, 2002;

              (iv)   Form 8-K Report filed February 12, 2002;

              (v)    Form 8-K Report filed February 25, 2002;

              (vi)   Form 10-QSB Report for the Quarter Ended March 31, 2002;

              (vii)  Form 8-K Report filed May 2, 2002;

              (viii) Form 10-QSB Report for the Quarter Ended June 30, 2002;

              (ix)   Form 8-K Report filed October 17, 2002;

              (x)    Form 8-K Report filed November 13, 2002;

              (xi)   Form 10-QSB Report for the Quarter Ended September 30,
                     2002;

              (xii)  Form 8-K Report filed November 25, 2002; and

              (xiii) Form 8-K Report filed December 20,2002.

Items (i) through (xiii) are collectively referred to as the "Disclosure Documents."

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             (c) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) from the Company or any of its agents other than as set forth in the Disclosure Documents and no oral or written representations have been made or oral or written information furnished to the Purchaser or his advisors, if any, in connection with the offering of the Securities which were in any way inconsistent with the Disclosure Documents or this Subscription Agreement.

             (d) The Purchaser recognizes the Company (i) has only been organized since 1999 and that it has little financial or operating history, (ii) has never been profitable and does not expect to be profitable in the foreseeable future, (iii) has extremely limited financial resources and will be dependant on proceeds from the sale of the Securities and other financings for its working capital for the foreseeable future, and (iv) that investment in the Company involves substantial risks.

             (e) The Purchaser has carefully considered and has, to the extent the Purchaser believes such discussion necessary, discussed with the Purchaser's professional legal, tax and financial advisers the suitability of an investment in the Company for the Purchaser's particular tax and financial situation and the Purchaser has determined that the Notes are a suitable investment for the Purchaser.

             (f) All information which the Purchaser has provided to the Seller concerning the Purchaser and the Purchaser's financial position set forth in the Investor's Questionnaire, attached hereto as Appendix "1" is correct and complete as the date set forth therein, and if there should be any change in such information prior to the Purchaser's acceptance as a security holder of the Company the Purchaser will immediately provide such information to the Seller and will promptly send confirmation of such information to the Seller.

             (g) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust, or estate, (i) the person executing this Subscription Agreement on behalf of the Purchaser has been duly authorized and is duly qualified (A) to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust, or estate in connection with the purchase of the Securities and (B) to purchase and hold the Securities, and (ii) the signature of the person executing this Subscription Agreement on behalf of the Purchaser is binding upon such partnership, corporation, trust, or estate, and (iii) such entity has not been formed for the specific purpose of acquiring the Securities.

             (h) The Purchaser has had the opportunity to consult with advisors, and recognizes that the Seller' counsel, accountants and other advisors have not represented and do not represent the Purchaser's interest in an investment in the Company.

             (i) The Purchaser acknowledges and agrees that it is purchasing the Securities from the Seller without the involvement of the Company and that, except for the information contained in the Disclosure Documents has not received any information concerning the Company.

         2. The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Seller and shall survive thereafter. If such representations and warranties shall not be true and accurate in any respect, the Purchaser will, prior to such acceptance, give written notice of such fact to the Seller specifying which representations and warranties are not true and accurate and the reasons therefore.

         3. The Purchaser shall indemnify and hold harmless the Company and its officers, employees, registered representatives, directors, or control persons of any such entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal,

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administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the Purchaser to the Seller concerning himself or his financial position in connection with the offering or sale of the Securities which is not remedied by timely notice to the Company as provided above, against losses, liabilities and expenses for which the Company or any of its officers, employees, registered representatives, directors, or control persons of any such entity have not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) as actually and reasonably incurred by such person or entity in connection with such action, suit, or proceeding.

         4. Representations of the Seller

         The Seller hereby represents and warrants to, and agree with the Purchaser as follows:

                  (a) The Seller has full power authority to enter into this Agreement and to perform its obligations hereunder. This Agreement constitutes a valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions except to the extent the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

                  (b) The Seller is the legal and beneficial owner of the Securities and upon consummation of the transactions contemplated hereby shall deliver good title to the Securities to the Purchaser free and clear of ay liens or encumbrances, save and except any restrictive legends required by the state and federal securities laws.

                  (c) The Seller represents and warrants to the Purchaser that it does not possess any material non-public information regarding the Company, except as set forth in the Disclosure Documents which have been delivered to the Purchaser.

C.      INVESTOR INFORMATION

         The Seller will only accept this subscription from the Purchaser if the Purchaser meets certain suitability standards as an "accredited investor" as such term is defined under Rule 501 (a) of the Act. Therefore, the Seller needs to have you complete, sign and return with this Subscription Agreement and the Investor's Questionnaire attached hereto and made a part hereof as Appendix "1".

D.      UNDERSTANDINGS

         1. The Purchaser understands, acknowledges and agrees with the Seller as follows:

                  (a) This subscription may be rejected, in whole or in part, by the Seller in its sole discretion.

                  (b) This subscription is and shall be irrevocable, except that the Purchaser shall have no obligations hereunder in the event that this subscription is rejected for any reason.

                  (c) No federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of the Securities.

                  (d) Currently, there is only a limited public market for the Company's common stock and there is no certainty that a more active market will ever develop. There can be no assurance that the Purchaser will be able to sell or dispose of the Securities. Moreover, no assignment, sale, transfer, exchange or other disposition of the Securities can be made other than in accordance with all applicable securities laws. It is understood that in order not to jeopardize his exempt status of this Sale under the Act, the transferee may at a minimum be required to fulfill the investor suitability requirements established in the Questionnaire.

                  (e) There can be no assurance as to the federal or state tax results of an investment in the Securities.

                  (f) Any information which the Purchaser has received concerning the Company which is not contained in the Disclosure Documents and is not otherwise available to the public shall be deemed to be confidential and nonpublic, and all such information shall be kept in confidence by the Purchaser and shall neither be used by the Purchaser to the Purchaser's personal benefit (other than in connection with his subscription for the Securities) nor disclosed to any third party for any reason; provided, that this obligation shall not apply to any such information which (i) is part of the public knowledge or literature and readily accessible at the date hereof; (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of these provisions); or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements including, without limitation, any Subscription Agreement they may have with the Company).

                  (g) The Purchaser has such knowledge and experience in financial and business matters such that the Purchaser is capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision.

                  (h) The Purchaser has had prior personal or business relationships with the Company or its officers or directors or by reason of the Purchaser's business or financial experience and has the capacity to protect the Purchaser's own interest in connection with this transaction.

         2. The representations, warranties, understandings, acknowledgments and agreements of Purchaser in this Agreement and in the Investor's Questionnaire are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.

E.       MISCELLANEOUS

         1. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular, or plural as the identity of the person or persons may require.

         2. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked, or canceled except by an instrument in writing signed by the party against whom any change, discharge, or termination is sought.

         3. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed to the other party at the address of such party set forth in the Investor's Questionnaire, as amended from time to time, or, in the case of the Purchaser, at the address provided in this Subscription Agreement, or to such other address furnished by notice given in accordance with this Article E.

         4. Failure of the Seller to exercise any right or remedy under this Subscription Agreement or any other agreement between the Seller and the Purchaser, or otherwise, or delay by the Seller in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Seller will be effective unless and until it is in writing and signed by the Seller.

         5. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of California, as such laws are applied by California courts to agreements entered into and to be performed in California and shall be binding upon the Purchaser, the Purchaser's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Seller and their successors and assigns. The parties hereto further agree to submit any dispute with respect to this Subscription Agreement or the Purchaser's purchase of the Securities to the State Courts of California located in Los Angeles County who shall have exclusive jurisdiction over such matters.

         6. In the event that any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         7. This Subscription Agreement along with the Appendix and Exhibits hereto constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. Except as otherwise provided in this Section E. 7, this Subscription Agreement may be amended only by a writing executed by all parties hereto. No party shall be liable or bound to the other in any manner by any warranties, representations or covenant except as specifically set forth herein.

         8 Title to the Notes shall be taken as follows (circle one):

           (a)      Husband and Wife, as Community Property;

           (b)      Joint Tenants;

           (c)      Tenants in Common;

           (d)      Separate Property;

           (e)      Other (e.g., corporation, partnership, custodian trustee,
                    etc.):
                    ________________________________________________

         9. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         10. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11. The titles of the paragraphs and subparagraphs of this Agreement are for convenience and are not to be considered in construing this Agreement.

         12. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or if deposited the United States Post Office, be registered or certified mail, or via facsimile with confirmation sent to the Seller at the address and facsimile number shown below and to the Purchaser at its address or facsimile number hereinafter shown below its signature or at such other address as such party may designate by ten (10) days advance written notice to the other party.

                                   SELLER
                                   Avenue Group, Inc.
                                   15303 Ventura Boulevard
                                   Suite 900
                                   Sherman Oaks, CA 91403
                                   Attention: Jonathan Herzog

                                   PURCHASER  (at the address set forth above)

         13. The warranties and representations of the Seller contained in or made pursuant to this Agreement shall survive the executions and delivery of this Agreement and the Closing hereunder.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

         This page constitutes the Signature Page for the Subscription Agreement. The Purchaser represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the Purchaser will notify you immediately of any change in any of such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The Purchaser hereby certifies that he has read and understands this Subscription Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement this _15__ day of APRIL, 2003.

                                       SELLER

                                       /s/ Jonathan Herzog____________
                                       Avenue Group, Inc.
                                       By:  Jonathan Herzog
                                       Its:  Executive Vice President


                                       PURCHASER

                                       /s/ Jeshayahu Boymelgreen
                                                (Signature)

                                       By:  Jeshayahu Boymelgreen


                                       Its: Trustee
                                       (Title of Authorized Signatory if
                                       Purchaser is a corporation, partnership
                                       or other entity)



                                       137177336
                                       -----------------------------------------
                                       Tax Identification Number or
                                       Social Security Number
`
                                       Address of Purchaser:
                                       535 Dean Street, Suite 908
                                       Brooklyn, New York, 11217

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION THERE FROM IS AVAILABLE.